EXHIBIT 10.55

AMENDMENT NO. 3 TO SELECTED DEALER AGREEMENT

This Amendment No. 3, dated as of the 31st day of May, 2016 (this “Amendment”), is made by and among each of Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the “Company”), Griffin Capital Securities, LLC, a Delaware limited liability company (the “Dealer Manager”), Griffin Capital Essential Asset Advisor II, LLC, a Delaware limited liability company (the “Advisor”), Griffin Capital Corporation, a California corporation (the “Sponsor”) (collectively, the “Issuer Entities”) and Ameriprise Financial Services, Inc. (“Ameriprise”).

WHEREAS, the Issuer Entities and Ameriprise have entered into a Selected Dealer Agreement dated May 5, 2015, as amended by the Amended and Restated Amendment to Selected Dealer Agreement dated December 22, 2015, and Amendment No. 2 to the Selected Dealer Agreement dated April 11, 2016, (collectively, the “Selected Dealer Agreement”) that sets forth the understandings and agreements whereby Ameriprise will offer and sell, on a best efforts basis for the account of Company, Shares of common stock of the Company registered pursuant to the Registration Statement and Prospectus filed with the Securities and Exchange Commission; and

WHEREAS, the Issuer Entities and Ameriprise desire to modify Section 2(ll) of the Selected Dealer Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer Entities agree as follows:

1.	The first paragraph of Section 2(ll), Net Investment Methodology, shall be deleted in its entirety and replaced with the following:

(ll)     Net Investment Methodology. From the date of the initial offering through the earlier of (a) the end of the calendar quarter in which the Company’s initial offering closes, or (b) December 31, 2016, (provided, that, the disclosure date of the valuation shall be no later than February 20, 2017, and that in all instances, such valuation shall be provided in accordance with such other more restrictive timing as the SEC may require or which may be necessary for Ameriprise to comply with FINRA requirements), the Company may include a per share estimated value reflecting the “net investment” disclosed in the Company’s most recent Registration Statement, Form 10-K, Form 10-Q and/or in a Form 8-K (collectively, “SEC Disclosure Documents”). “Net investment” shall be based on the “amount available for investment percentage in the “Estimated Use of Proceeds” section of the offering prospectus or, where “amount available for investment” is not provided, another equivalent disclosure that reflects the estimated percentage deduction from the aggregate dollar amount of securities registered for sale to the public of sales commissions, dealer manager fees, and estimated issuer offering and organization expenses (“Issuer O&O) (which if based on a range of amounts, may assume Issuer O&O based on raising the maximum offering).

2.	All capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Selected Dealer Agreement unless otherwise set forth in this Amendment.

3.	Except as otherwise expressly amended by this Amendment, all of the provisions of the Selected Dealer Agreement shall continue in full force and effect in accordance with the terms and conditions.

IN WITNESS WHEREOF, the undersigned have hereto executed this Amendment as of the date first above written.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

GRIFFIN CAPITAL SECURITIES, INC.

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

GRIFFIN CAPITAL ESSENTIAL ASSET ADVISOR II, LLC

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

GRIFFIN CAPITAL CORPORATION

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

AMERIPRISE FINANCIAL SERVICES, INC.

By:	/s/ Frank A. McCarthy
Name:	Frank A. McCarthy
Title:	Senior Vice President and General Manager